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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 20, 2003


                         EasyLink Services Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371               13-3787073
----------------------------   -----------------------     ------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
  of incorporation)                                        Identification No.)



                             33 Knightsbridge Road
                              Piscataway, NJ 08854
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500


                                      N/A
          Former Name or Former Address, if Changed Since Last Report




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Item 5. Other Events

Legal Proceedings

         Settlement with AT&T Corp. and PTEK Holdings, Inc.
         --------------------------------------------------

         On October 20, 2003, EasyLink Services Corporation ("EasyLink" or the "Company") entered into a settlement of its legal dispute with AT&T Corp. ("AT&T") and PTEK Holdings, Inc ("PTEK"). The dispute arose out of the February 27, 2003 announcement that PTEK had entered into an agreement with AT&T to purchase 1,423,980 shares of outstanding Class A common stock of the Company held by AT&T and a promissory note of the Company held by AT&T. Under the settlement, EasyLink has agreed to consent to the transfer of the shares and the note from AT&T to PTEK in exchange for a revised amortization schedule on the Note and the return to EasyLink for cancellation of a warrant issued to AT&T Corp. to purchase 1,000,000 shares of EasyLink Class A common stock. The parties have agreed to dismiss all pending actions relating to the matter.

         Under the revised terms of the Note, EasyLink will amortize the $10,975,082 remaining outstanding balance of principal of and interest on the Note as of September 1, 2003 and all future accrued interest by making equal quarterly installment payments of principal and interest in the amount of $800,000 and a final payment of $5,745,846.45 on the June 1, 2006 maturity date. The Note was originally issued as part of the purchase price for the acquisition of the AT&T EasyLink business from AT&T Corp. and is secured by the assets of that business. The principal amount of the Note was previously reduced from its original principal balance of $35,000,000 to $10,000,000 pursuant to the Company's ongoing debt restructuring process over the last two years. The warrant returned to EasyLink for cancellation represented the right to purchase 1,000,000 shares at an exercise price of $6.10 per share and had an expiration date of November 27, 2011. A copy of the amended and restated promissory note is attached to this filing as Exhibit 99.

         Broker Litigation
         -----------------

         In the pending litigation with the broker engaged to sell the portal operations of the Company's discontinued India.com business, the Court has reinstated the previously vacated judgment in favor of the broker in the original amount of $931,000. The Company has filed for an appeal. The Court has permitted the Company, in lieu of posting an appeal bond, to place $50,000 per month for eight months commencing November 7, 2003, for a total of $400,000, into a trust account to provide funds for the payment of the judgment if upheld on appeal. Although the Company intends to pursue its appeal vigorously, no assurance can be given as to the Company's likelihood of success or its ultimate liability, if any, in connection with this matter.

Item 7. Exhibits.


(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No. 99   Amended and Restated Promissory Note.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2003

                          EASYLINK SERVICES CORPORATION


                             By: /s/ Gerald Gorman
                                ---------------------------
                             Gerald Gorman, Chairman



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                                INDEX TO EXHIBITS




Exhibit No.       Description

99                Amended and Restated Promissory



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